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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 10, 2006

                               RADYNE CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-11685                11-2569467
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          3138 E. Elwood Street, Phoenix AZ                       85034
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       (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code 602-437-9620


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Radyne Corporation (the "Company") and Carl Myron Wagner ("Mr. Wagner") entered into an Employment Agreement on January 10, 2006 (the "Agreement"), pursuant to which Mr. Wagner will become the President and Chief Operating Officer of the Company on January 30, 2006 (the "Effective Date"), with the intent that he become the Company's Chief Executive Officer within eight (8) months from the Effective Date. The Company and Robert C. Fitting ("Mr. Fitting"), the Company's current Chief Executive Officer, also entered into Amendment No. 1 to the Employment Agreement on [January 10, 2006], effective December 31, 2005 (the "Amendment"), pursuant to which the Employment Agreement by and between the Company and Mr. Fitting dated November 1, 2003 has been extended and amended.

Employment Agreement with Carl Myron Wagner

The Agreement has an initial term commencing January 30, 2006 and ending January 30, 2009. Under the Agreement, Mr. Wagner will receive a signing bonus of $160,000 and a minimum annual base salary of $300,000 while he is Chief Operating Officer and $350,000 in the event that he is appointed Chief Executive Officer. Further, on the Effective Date, Mr. Wagner will receive a grant of ten thousand (10,000) shares of restricted common stock of the Company. These ten thousand (10,000) shares will vest immediately upon the date of grant. If appointed to the position of Chief Executive Officer, the Company will grant Mr. Wagner an additional ten thousand (10,000) shares of restricted common stock of the Company and, on the anniversary of Mr. Wagner's appointment to the position of Chief Executive Officer, the Company will grant Mr. Wagner an additional ten thousand (10,000) shares of restricted common stock of the Company. These shares of restricted common stock will vest in two equal installments, five thousand (5,000) shares immediately on the date of grant and five thousand (5,000) shares on the anniversary of the date of grant for the next year, provided, that, Mr. Wagner remains employed with the Company. Additionally, on the Effective Date, Mr. Wagner will receive a grant of options to acquire seventy-five thousand (75,000) shares of Company common stock, with a per share exercise price equal to the fair market value of the per share price of the common stock on the date of grant as defined in the plan under which the options are granted. The options will vest and be fully exercisable in three equal installments immediately upon the date of grant and on each anniversary of the date of grant for the next two years, provided, that, Mr. Wagner remains employed with the Company. Finally, while holding the position of President and Chief Operating Officer, Mr. Wagner will be eligible to receive a bonus pursuant to the Company's Management Incentive Plan; if he is appointed Chief Executive Officer, the Agreement provides for a specified bonus plan tied to the Company meeting its targeted financial performance for the relevant fiscal year, as determined by the Company's Board of Directors.

If Mr. Wagner voluntarily terminates his employment with the Company for Good Reason (as defined in the Agreement), or if the Company terminates Mr. Wagner without Cause (as defined in the Agreement), then: (i) the Company will be obligated to continue to pay Mr. Wagner, if holding the position of Chief Operating Officer at the time of termination, in installments in accordance with the Company's normal pay policies, an amount equal to his salary for two (2) years from the date of termination or resignation or, if holding the position of Chief Executive Officer at the time of termination or resignation, an amount equal to his salary for the lesser of the remaining term or one (1) year from the date of termination or resignation; (ii) the Company will be obligated to pay any bonus due Mr. Wagner, for the year of termination, within 30 days of the date of determination of the bonus; (iii) the Company will reimburse Mr. Wagner for COBRA premiums for the period of time that the Company is required to offer him COBRA coverage as a matter of law, but in no event more than eighteen (18) months; and (iv) any options granted to Mr. Wagner, to the extent unvested, will accelerate and become fully vested and exercisable, and remain in effect as provided in the applicable plan or agreement, and the restrictions on any restricted stock will be deemed to have lapsed.

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If Mr. Wagner's employment is terminated as a result of his death or Disability
(as defined in the Agreement), then the Company will be obligated to pay to Mr. Wagner, his family, his heirs or personal representative: (i) Mr. Wagner's then current salary through the date of termination; (ii) a pro-rated amount of Mr. Wagner's bonus for the year, payable within 30 days of the date of the determination thereof; (iii) Mr. Wagner's COBRA premiums for the period of time that the Company is required to offer him COBRA coverage as a matter of law, but in no event more than eighteen (18) months; (iv) options and restricted stock will be dealt with in accordance with the applicable plan and grant; (v) a lump sum equal to one (1) year's base salary, payable within thirty (30) days of Mr. Wagner's death or from the event that his Disability is determined; and (vi) an amount equal to one (1) year's base salary, paid over such period in installments in accordance with the Company's normal pay policies from the date of the event that caused Mr. Wagner's death or from the event that his Disability is determined. However, the amounts due under items (v) and (vi) above will be reduced by any benefit that is paid to Mr. Wagner or his family under the Company's Accidental Death and Disability policies.

If Mr. Wagner resigns without Good Reason, or if the Company discharges him for Cause, then the Company will be obligated to pay Mr. Wagner's base salary through the date of termination. No bonus will be payable. Any options granted to Mr. Wagner will terminate as provided in the applicable plan or agreement, and any unvested restricted stock would be returned to the Company at no cost to it.

In the event of a Change of Control (as defined in the Agreement), Mr. Wagner then will be entitled to receive the following: (i) immediately prior to the effective date of a Change of Control, all stock options granted to Mr. Wagner and not otherwise vested will vest and become exercisable by him for a minimum of ninety (90) days (or, if longer, the term of the options thereof) and all restrictions on any restricted stock will be deemed to have lapsed; (ii) following termination, for the period that the Company is required to offer COBRA coverage as a matter of law, but in no event more than eighteen (18) months, the Company will pay for COBRA benefits for Mr. Wagner; and (iii) the Company will pay Mr. Wagner an amount equal to two (2) times his then base salary from the Company, at the Company's election, in a lump sum, within three
(3) months from the date of termination following the Change of Control or in twelve (12) equal monthly installments commencing one (1) month from the date of such termination.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment No. 1 to the Employment Agreement with Robert C. Fitting

The Amendment is effective December 31, 2005 and extends the term of Mr. Fitting's employment to December 31, 2006. Under the Amendment, Mr. Fitting's minimum annual base salary increases to $450,000, and his bonus plan has been amended to require 10% of his annual incentive compensation to be contingent upon the successful accomplishment of a CEO succession plan. A copy of the Company's press release dated January 17, 2006, announcing the extension and amendment of Mr. Fitting's Employment Agreement, is attached hereto as Exhibit
99.1 and incorporated herein by reference.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

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ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

See Item 1.01 above, incorporated herein by reference, for a description of the Agreement entered into by between the Company and Mr. Wagner, pursuant to which Mr. Wagner will become the President and Chief Operating Officer of the Company on the Effective Date, with the intent that he become the Company's Chief Executive Officer within eight (8) months from the Effective Date.

Mr. Wagner, age 50, most recently served as Vice President and Director of Engineering for the Space and National Systems Division of General Dynamics Corporation since 2004. Prior to joining General Dynamics Corporation, Mr. Wagner served as the Vice President and General Manager of Motorola Inc.'s Instant Communications Strategic Business Unit. Previously, Mr. Wagner was responsible for the development of cellular interoperability, fixed wireless, and broadband satellite systems at Motorola. Other than the Agreement, there is no arrangement or understanding between Mr. Wagner and any other persons pursuant to which he was selected as an officer

A copy of the Company's press release dated January 17, 2006, announcing the appointment of Mr. Wagner, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

                (d)  Exhibits

                     10.1 Employment Agreement by and between Radyne Corporation and Carl Myron Wagner effective January 30, 2006.

                     10.2 Amendment No. 1 to the Employment Agreement by and between Radyne Corporation and Robert C. Fitting effective December 31, 2005.

                     99.1  Press release dated January 17, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     RADYNE CORPORATION


                                                     /s/ Malcolm C. Persen
                                                     ---------------------------
                                                     Malcolm C. Persen
                                                     Vice President and
                                                     Chief Financial Officer


Date January 17, 2006

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
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*10.1      Employment Agreement by and between Radyne Corporation and Carl Myron
           Wagner effective January 30, 2006.

*10.2 Amendment No. 1 to the Employment Agreement by and between Radyne Corporation and Robert C. Fitting effective December 31, 2005.

*99.1      Press release dated as of January 17, 2006.

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*Filed herewith.

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